Other operating expenses and income (Tables)	12 Months Ended
Jun. 30, 2022
Other operating expenses and income
Schedule of other operating expenses and income

	2022	2021	2020
for the year ended 30 June	Rm	Rm	Rm
Insurance	710	739	681
Computer costs	2 745	2 563	2 469
Hired labour	694	565	844
Audit remuneration	131	136	144
Derivative losses/(gains) (including foreign exchange contracts)[1]	18 325	(2 282)	6 997
Professional fees[2]	1 916	2 828	2 067
Changes in rehabilitation provisions[3]	866	(361)	(2 078)
Expected credit losses (released)/raised	(39)	(87)	418
Other expenses	9 847	10 022	10 738
Other operating income[4]	(3 034)	(2 024)	(1 446)
	32 161	12 099	20 834
1	Relates mainly to the group's hedging activities. Refer to page 115.
2	The 2021 increase relates mainly to standby underwriters fees, legal fees and other cost incurred in relation to the potential rights issue which was announced on 17 March 2020. In February 2021, a decision was taken not to pursue a rights issue given significant progress in our turnaround strategy.
3	R46 million (2021: R674 million; 2020: R1,3 billion) relates to a decrease in the provision due to a change in discount rates applied in the rehabilitation provision, while R971 million (2021: R412 million) relates to additional provisions (2020: R695 million changes to existing provisions).
4	The 2022 increase relates to income from emission right sales in Europe, as well as insurance proceeds in respect of business interruption due to hurricanes in the US.